EXHIBIT 10.1

LAS VEGAS SANDS, LLC

and

VENETIAN CASINO RESORT, LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT (“Amendment”) TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of September 16, 2005 and entered into by and among LAS VEGAS SANDS, LLC (“LVSI”), a Nevada limited liability company, and VENETIAN CASINO RESORT, LLC (“Venetian”), a Nevada limited liability company, as joint and several obligors (each of LVSI and Venetian, a “Borrower” and, collectively, the “Borrowers”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Lender” and collectively as the “Lenders”), THE BANK OF NOVA SCOTIA (“Scotia Capital”) as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), COMMERZBANK AG (“Commerzbank”), THE CIT GROUP\EQUIPMENT FINANCING, INC. (“CIT”) and WELLS FARGO FOOTHILL, INC. (“Foothill”) as documentation agents for the Lenders (in such capacity, the “Documentation Agents”), and GOLDMAN SACHS CREDIT PARTNERS L.P. (“Goldman”) and Scotia Capital as Joint Lead Arranger and Joint Bookrunner (collectively, in such capacity the “Arranger”), and Goldman as syndication agent for the Lenders (in such capacity, the “Syndication Agent”).

R E C I T A L S

WHEREAS, the parties hereto previously entered into that certain Amended and Restated Credit Agreement dated as of February 22, 2005 (the “Agreement”); and

WHEREAS, Borrowers have requested that certain amendments be made to the Agreement to increase the Maximum Consolidated Capital Expenditures Amount and the Requisite Lenders have agreed to amend the Agreement to provide for such increase on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

A.         Capitalized Terms. Capitalized terms used and not otherwise defined in this Amendment (including the recitals hereto) shall have the meanings ascribed to such terms in the Agreement.

B.          Amendment to Agreement – Affirmative Covenants. Section 7.14 of the Agreement is hereby amended and restated in its entirety as follows:

“7.14	Consolidated Capital Expenditures.

(a) The Borrowers shall not, and shall not permit their Restricted Subsidiaries to, make or incur Consolidated Capital Expenditures, in any period indicated below, in an aggregate amount in excess of the corresponding amount (the “Maximum Consolidated Capital Expenditures Amount”) set forth below opposite such period; provided that any such amount referred to below, if not expended in the period in which it is permitted, may be carried over for expenditure in (but only in) the next succeeding such period; provided further that the Maximum Consolidated Capital Expenditures Amount for any period beginning January 1, 2005 or later and consisting of fewer than a full Fiscal Year shall be pro rated for the number of days in such period:

Four Fiscal Quarter Period	Maximum Consolidated Capital Expenditures Amount
The Fiscal Year beginning January 1, 2005 and ending December 31, 2005	$120,000,000
The Fiscal Year beginning January 1, 2006 and ending December 31, 2006	$90,000,000
Each subsequent Fiscal Year (or portion thereof) through the Final Completion Date	$50,000,000
The period beginning on the day following the Final Completion Date and ending on December 31 of that calendar year, and each subsequent Fiscal Year (or, in the case of the Fiscal Year in which the Maturity Date occurs, portion thereof) through the Maturity Date	$80,000,000

(b) Notwithstanding the foregoing, the Borrowers and their Restricted Subsidiaries may make or incur Consolidated Capital Expenditures (which Consolidated Capital Expenditures will not be included in any determination of Maximum Consolidated Capital Expenditures under the foregoing clause (a)) (i) with the proceeds of equity contributions to the Borrowers or any of their Restricted Subsidiaries by any Person other than a Borrower or any Restricted Subsidiary, provided that (x) no Event of Default or Potential Event of Default shall have occurred and be continuing when such Consolidated Capital Expenditure is made or incurred and (y) the applicable Borrower or Restricted Subsidiary notifies the Administrative Agent in writing that such proceeds (or applicable portion thereof) are to be used for Consolidated Capital Expenditures or (ii) with insurance proceeds received by the Borrowers or any of their Restricted Subsidiaries from any Event of Loss so long as such Consolidated Capital Expenditures are to replace, repair or restore any properties or assets in respect of which such proceeds were paid.

C.         No Other Amendments. Except for the amendments expressly set forth in Section B of this Amendment, the Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a waiver, novation or an accord and satisfaction of any of the Obligations under or in connection with the Agreement

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or to modify, affect or impair the perfection or continuity of the Liens granted pursuant to the Collateral Documents.

D.        Conditions to Effectiveness. The amendments contained in Section B of this Amendment shall become effective upon the date of this Amendment, subject to the satisfaction of each of the following conditions:

(i)         the Administrative Agent shall have received two (2) originals of this Amendment duly executed, completed and delivered by each of the Borrowers and the written concurrence of the Requisite Lenders; and

(ii)        there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default.

E.	Reference to and Effect on the Agreement and the Other Loan Documents.

(i)         On and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Agreement or Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Agreement, as amended herein.

(ii)        Except as specifically amended by this Amendment, the Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)       The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Agreement or any of the other Loan Documents.

F.         Reimbursement of Expenses and Costs. Borrowers acknowledge that all costs, fees and expenses as described in subsection 10.2 of the Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

G.         Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

H.         Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND

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SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

I.          Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

J.          Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

LAS VEGAS SANDS, LLC

By:	/s/ Bradley K. Serwin
Name: Bradley K. Serwin
Title: General Counsel & Secretary

VENETIAN CASINO RESORT, LLC

By:	Las Vegas Sands, LLC its managing member

By:	/s/ Bradley K. Serwin
Name: Bradley K. Serwin
Title: General Counsel & Secretary

LENDERS:

THE BANK OF NOVA SCOTIA,

as a Lender, Administrative Agent and Arranger

By:	/s/ Chris Osborn
Name: Chris Osborn
	Title:	Managing Director

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as a Lender, Arranger and Syndication Agent

By:	/s/ Elizabeth Fischer
Name: Elizabeth Fischer
Title: Authorized Signatory

COMMERZBANK AG, New York and Grand Cayman Branches, as a Documentation Agent and as a Lender

By:	/s/ Karla Wirth
Name: Karla Wirth
	Title:	AVP

By:	/s/ Yangling Si
Name: Yangling Si
	Title:	AVP

THE CIT GROUP\EQUIPMENT FINANCING, INC.,

as a Documentation Agent and as a Lender

By:	/s/ Katie J. Saunders
Name: Katie J. Saunders
Title: Vice President

WELLS FARGO FOOTHILL, INC.,

as a Documentation Agent and as a Lender

By:	/s/ Michael R. Bohannon
Name: Michael R. Bohannon
Title: SVP

Jasper CLO, Ltd.

By: Highland Capital Management L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

as a Lender

By:	/s/ Todd Travers
Name: Todd Travers
	Title:	Assistant Secretary

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Funding VII LLC

By: Highland Capital Management L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

as a Lender

By:	/s/ Todd Travers
Name: Todd Travers
	Title:	Assistant Secretary

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Veritas CLO I, Ltd.

as a Lender

By:	/s/ John T. Spellman
Name: John T. Spellman
	Title:	Executive Director

Veritas CLO II, Ltd.

as a Lender

By:	/s/ John T. Spellman
Name: John T. Spellman
	Title:	Executive Director

Scotiabank (Ireland) Limited

as a Lender

By:	/s/ Tony O’Brien
Name: Tony O’Brien
	Title:	Senior Manager

VAN KAMPEN

SENIOR LOAN FUND

By: Van Kampen Asset Management

as a Lender

By:	/s/ Darvin D. Pierce
Name: Darvin D. Pierce
	Title:	Executive Direct

JP Morgan Chase Bank, N.A.

as a Lender

By:	/s/ Donald Shokrian
Name: Donald Shokrian
	Title:	Managing Director

LCM I LIMITED PARTNERSHIP

By: Lyon Capital Management LLC,

As Collateral Manager

as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
	Title:	LYON CAPITAL MANAGEMENT LLC
Portfolio Manager

LCM II LIMITED PARTNERSHIP

By: Lyon Capital Management LLC,

As Collateral Manager

as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
	Title:	LYON CAPITAL MANAGEMENT LLC
Portfolio Manager

LCM III Ltd.

By: Lyon Capital Management LLC,

As Collateral Manager

as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
	Title:	LYON CAPITAL MANAGEMENT LLC
Portfolio Manager

LCM IV Ltd.

By: Lyon Capital Management LLC,

As Collateral Manager

as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
	Title:	LYON CAPITAL MANAGEMENT LLC
Portfolio Manager

Nationwide Mutual Insurance Company

By:	/s/ Wayne T. Frisbee
Name: Wayne T. Frisbee
Title: Vice President-Portfolio Management

Nationwide Life Insurance Company

By:	/s/ Wayne T. Frisbee
Name: Wayne T. Frisbee
Title: Vice President-Portfolio Management

AIB Debt Management Limited

By:	/s/ John Farrace
Name: John Farrace
	Title:	SVP

By:	/s/ Martin Chin
Name: Martin Chin
	Title:	SVP

Dresdner Bank AG, New York and Grand Cayman Branches

as a Lender

By:	/s/ Brian Schneider
Name: Brian Schneider
	Title:	Vice President

By:	/s/ Daniel Conlon
Name: Daniel Conlon
	Title:	Director

SENIOR DEBT PORTFOLIO

By: Boston Management and Research as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

EATON SENIOR INCOME TRUST

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title:	Vice President

EATON SENIOR CDO III, LTD.

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

____________________- EATON VANCE CDO V, LTD.

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

EATON SENIOR CDO VI, LTD.

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

BIG SKY SENIOR LOAN FUND. LTD.

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

GRAYSON & CO.

By: Boston Management and Research

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH,

through State Street Bank and Trust Company, N.A. as Fiduciary Custodian

By: Eaton Vance Management, Attorney-in-Fact.

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

BIG SKY III SENIOR LOAN TRUST

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

EATON VANCE

VT FLOATING-RATE INCOME FUND

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

EATON VANCE

LIMITED DURATION INCOME FUND

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

TOLLI & CO.

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR

FLOATING-RATE TRUST

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By: Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
	Title:	Vice President

Lehman Commercial Paper Inc.,

As a Lender

By:	/s/ V. Paul Arzoulan
Name: V. Paul Arzoulan
	Title:	Authorized Signatory

Tuscany CDO, Limited

as a Lender

By:	/s/ PPM America, as Collateral Manager
PPM America, Inc.
Title: Collateral Manager

By:	/s/_____________________
Name:
	Title:	Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE

as a Lender

By:	/s/ John O’Dowd
Name: John O’Dowd
	Title:	Authorized Signatory

By:	/s/ Milena Grgic
Name: John O’Dowd
	Title:	Authorized Signatory

COMERICA WEST INCORORATED.

As a Lender

By:	/s/ Brian C. Camden
Name: Brian C. Camden
	Title:	Corporate Banking Representative

ARES IV CLO LTD.

By: Ares CLO Management IV, L.P.,

Its: Investment Manager

By: Ares CLO GP IV, LLC

Its: Managing Member

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

ARES V CLO LTD.

By: Ares CLO Management V, L.P.,

Its: Investment Manager

By: Ares CLO GP V, LLC

Its: Managing Member

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

ARES VI CLO LTD.

By: Ares CLO Management VI, L.P.,

Its: Investment Manager

By: Ares CLO GP VI, LLC

Its: Managing Member

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

ARES VII CLO LTD.

By: Ares CLO Management VII, L.P.,

Its: Investment Manager

By: Ares CLO GP VII, LLC

Its: General Partner

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

ARES VIII CLO LTD.

By: Ares CLO Management VIII, L.P.,

Its: Investment Manager

By: Ares CLO GP VIII, LLC,

Its: General Partner

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

ARES IX CLO LTD.

By: Ares CLO Management IX, L.P.,

Its: Investment Manager

By: Ares CLO GP IX, LLC

Its: General Partner

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

ARES X CLO LTD.

By: Ares CLO Management X, L.P.,

Its: Investment Manager

By: Ares CLO GP X, LLC,

Its: General Partner

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

By:	Ares Enhanced Loan Management, L.P.,
Its:	Investment Manager

By:	Ares Enhanced Loan GP, LLC
Its:	General Partner

By:	/s/ Seth J. Burfsky
Name: Seth J. Brufsky
	Title:	Vice President

IKB Capital Corporation

as a Lender

By:	/s/ Wolfgang Boeker
Name: Wolfgang Boeker
	Title:	Senior Vice President

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc.
as Asset Manager

By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc.
as Sub-Adviser

By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc.
as Portfolio Manager

By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

NAUTIQUE FUNDING LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

SEQUILS-LIBERTY, LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

SAGAMORE CLO LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc.
as Asset Manager

By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorized Signatory

Atrium CDO Funding

as a Lender

By:	/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

Atrium IV Funding

as a Lender

By:	/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

Madison Park Funding

as a Lender

By:	/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

Castle Garden Funding

as a Lender

By:	/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

CSAM Funding IV

as a Lender

By:	/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

CSAM Syndicated Loan Fund

as a Lender

By:	/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

Hamilton Floating Rate Fund, LLC,

as a Lender

By:	/s/ Dean Stephan
Name: Dean Stephan
Title: Managing Director

Citadel Hill 2000 Ltd.

as a Lender

By:	/s/ Harry Amyote
Name: Harry Amyote
Title: Authorized Signatory

BABSON CLO LTD. 2004-1

BABSON CLO LTD. 2003-1

BABSON CLO LTD. 2005-1

BABSON CLO LTD. 2005-1I

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Advisor

By:	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

BILL & MELINDA GATES FOUNDATION

By: Babson Capital Management LLC as Investment Advisor

By:	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

Arabesque c/o Aladdin Capital

as a Lender

By:	/s/ Arika Lakhmi
Name: Arika Lakhmi
Title: None Listed

Landmark IV

as a Lender

By:	/s/ Arika Lakhmi
Name: Arika Lakhmi
Title: None Listed

Landmark V

as a Lender

By:	/s/ Arika Lakhmi
Name: Arika Lakhmi
Title: None Listed

Catham Light II CLO, Limited

By: Sankaty Advisors, LLC as Collateral Manager

as a Lender

By:	/s/ Timothy Barns
Name: Timothy Barns
	Title:	Senior Vice President

Sankaty Advisors, LLC

as Collateral Manager for Race Point III CLO, Ltd. As Term Lender

as a Lender

By:	/s/ Timothy Barns
Name: Timothy Barns
	Title:	Senior Vice President

Whitehorse II, Ltd.

By: Whitehorse Capital Partners, L.P. as Collateral Manager

as a Lender

By:	/s/ Ethan M. Underwood, CPA
Name: Ethan M. Underwood, CPA
	Title:	Portfolio Manager

Whitehorse III, Ltd.

By: Whitehorse Capital Partners, L.P. as Collateral Manager

as a Lender

By:	/s/ Ethan M. Underwood, CPA
Name: Ethan M. Underwood, CPA
	Title:	Portfolio Manager

Morgan Stanley Prime Income Trust

as a Lender

By:	/s/ Jinny K. Kim
Name: Jinny K. Kim
Title: Vice President

Addision CDO Limited

By:	Pacific Investment Management Company LLC

as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Loan Funding III LLC

By:	Pacific Investment Management Company LLC

as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

PIMCO Floating Rate Income Fund

By:	Pacific Investment Management Company, LLC
as its Investment Advisor, acting through Investors

Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

PIMCO Floating Rate Strategy Fund

By:	Pacific Investment Management Company, LLC
as its Investment Advisor, acting through Investors

Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

SEQUILS-MAGNUM, LTD.

By:	Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Southport CLO, Limited

By:	Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Waveland – INGOTS, LTD.

By:	Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Wrigley CDO, Ltd.

By:	Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Apidos CDO I

as a Lender

By:	/s/ John W. Stelwagon
Name: John W. Stelwagon
Title: Managing Director

Apidos CDO II Warehouse

as a Lender

By:	/s/ John W. Stelwagon
Name: John W. Stelwagon
Title: Managing Director

Apidos CDO III Warehouse

as a Lender

By:	/s/ John W. Stelwagon
Name: John W. Stelwagon
Title: Managing Director

GOLDMAN SACHS CREDIT PARTNERS L.P.

as a Lender, Arranger and Syndication Agent

By:	/s/ Bruce H. Mendelsohn
Name: Bruce H, Mendelsohn
Title: Authorized Signatory

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio,

as a Lender

By:	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Funds,

as a Lender

By:	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

Ballyrock CDO I Limited

By:Ballyrock Investment Advisors LLC, as Collateral Manager,

as a Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Ballyrock CDO II Limited

By:Ballyrock Investment Advisors LLC, as Collateral Manager,

as a Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Ballyrock CDO III Limited

By:Ballyrock Investment Advisors LLC, as Collateral Manager,

as a Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

BANK OF SCOTLAND

as a Lender

By:	/s/ Karen Weich
Name: Karen Weich
Title: Assistant Vice President

Foothill Income Trust II, L.P.

By FIT II CP, LLC,its Gen Partner

as a Lender

By:	/s/ Michael R. Bohannon
Name: Michael R. Bohanon
Title: Managing Member

The Foothill Group, Inc.

as a Lender

By:	/s/ Michael R. Bohannon
Name: Michael R. Bohanon
Title: SVP

Galaxy CLO 2003-1, Ltd.

By: AIG Global Investment Corp.

Its Collateral Manager

as a Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh
Title:	Managing Director

Galaxy II1, Ltd.

By: AIG Global Investment Corp.

Its Collateral Manager

as a Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh
	Title:	Managing Director

Galaxy IV CLO, Ltd.

By: AIG Global Investment Corp.

Its Collateral Manager

as a Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh
	Title:	Managing Director

Galaxy V CLO, Ltd.

By: AIG Global Investment Corp.

Its Collateral Manager

as a Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh
	Title:	Managing Director

SunAmerica Life Insurance Company

By: AIG Global Investment Corp.

Its Investment Adviser,

as a Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh

Title:	Managing Director

SunAmerica Senior Floating Rate Fund, Inc.

By: AIG Global Investment Corp.

Its : Investment Adviser,

as a Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh
	Title:	Managing Director

SATURN TRUST

By: AIG Global Investment Corp.

Its	Investment Adviser,

as a Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh
	Title:	Managing Director

Nuveen Tax Advantage Total Return Fund

By:	Symphony Asset Management, LLC

as a Lender

By:	/s/Gunther M. Stein
Name: Gunther M. Stein
Title: Portfolio Manager

Nuveen Floating Rate Income Fund Canada

By:	Symphony Asset Management, LLC

as a Lender

By:	/s/Gunther M. Stein
Name: Gunther M. Stein
Title: Portfolio Manager

Nuveen Floating Rate Income Fund

By:	Symphony Asset Management, LLC

as a Lender

By:	/s/Gunther M. Stein
Name: Gunther M. Stein
Title: Portfolio Manager

Nuveen Diversified Dividend Income Fund

By:	Symphony Asset Management, LLC

as a Lender

By:	/s/Gunther M. Stein
Name: Gunther M. Stein
Title: Portfolio Manager

Nuveen Floating Rate Income Opportunity Fund

By:	Symphony Asset Management, LLC

as a Lender

By:	/s/Gunther M. Stein
Name: Gunther M. Stein
Title: Portfolio Manager

Nuveen Senior Income Fund

By:	Symphony Asset Management, LLC

as a Lender

By:	/s/Gunther M. Stein
Name: Gunther M. Stein
Title: Portfolio Manager

KZH SOLEIL LLC,

as a Lender

By:	/s/ Susan Lee

Name: Susan Lee
Title: Authorized Agent

KZH SOLEIL-2 LLC,

as a Lender

By:	/s/ Susan Lee
Name: Susan Lee
Title: Authorized Agent

Citibank, N.A.

as a Lender

By:	/s/ J. Judge
Name: J. Judge
Title: VP

Franklin CLO III, Limited

as a Lender

By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

Franklin CLO IV, Limited

as a Lender

By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

Franklin CLO I, Limited

as a Lender

By:	/s/ David Ardini

Name: David Ardini
Title: Vice President

Franklin CLO II, Limited

as a Lender

By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

as a Lender

By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

Franklin Floating Rate Master Series

as a Lender

By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION

as a Lender

By:	/s/ David A. Buck
Name: David A. Buck
Title: Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

as a Lender

By: Four Corners Capital Management LLC, as Sub-Adviser

By:	/s/ Adam Brown
Name: Adam Brown
Title: Senior Vice President

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES

as a Lender

By: Four Corners Capital Management LLC, as Sub-Adviser

By:	/s/ Adam Brown
Name: Adam Brown
Title: Senior Vice President

FOUR CORNERS CLO 2005-I, LTD

as a Lender

By: Four Corners Capital Management LLC, as Collateral Manager

By:	/s/ Adam Brown
Name: Adam Brown
Title: Senior Vice President

FORTRESS PORTFOLIO TRUST

as a Lender

By: Four Corners Capital Management LLC, as Investment Manager

By:	/s/ Adam Brown
Name: Adam Brown
Title: Senior Vice President

Citigroup Investments Corporate Loan Fund Inc.

By:	Citigroup Alternative Investments LLC

as a Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Vice President

EAGLE MASTER FUND LTD.

By:Citigroup Alternative Investments LLC, as Investment Manager for an on behalf of

Eagle Master Fund Ltd.

as a Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Vice President

NEMEAN CLO, LTD.

By:West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Sr. Credit Analyst

ECL Loan Funding LLC for itself or

as agent for BCL2 Loan Funding LLC

By:	/s/ Janet Haack
Name: Janet Haack
Title: As Attorney-In-Fact

Bushnell CBNA Loan Funding LLC, for itself

Or as agent for Bushnell CPPI Loan Funding LLC

as Lender

By:	/s/ Beata Konopko

Name: Beata Konopko
Title: As Attorney-In-Fact

Trumbull THC2 Loan Funding LLC, for itself or as

Agent for Thrumbull THC2 CFP1 Loan Funding LLC.

as Lender

By:	/s/ Beata Konopko
Name: Beata Konopko
Title: As Attorney-In-Fact

Stedman CBNA Loan Funding LLC, for itself or as agent

for Stedman CFPI Loan Funding LLC

as Lender

By:	/s/ Beata Konopko
Name: Beata Konopko
Title: As Attorney-In-Fact

UBS LOAN FINANCE LLC,

as a Lender

By:	/s/Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ Toba Lumbantobing
Name: Toba Lumbantobing
Title: Associate Director

DUNES FUNDING LLC

As a Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

ELT LTD.

As a Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

FOREST SPC LLC

as a Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

KALDI FUNDING LLC

as a Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

PINEHURST TRADING INC.

as a Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

PPM MONARCH BAY FUNDING LLC

as a Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

PPM SHADOW CREEK FUNDING LLC

as a Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

PPM SPYGLASS FUNDING TRUST

as a Lender

By:	/s/ Ann E. Morris
Name: Ann E. Morris
Title: Authorized Agent

SEMINOLE FUNDING LLC

as a Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

STANWICH LOAN FUNDING LLC

as a Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

MERRILL LYNCH CAPITAL CORP.

as a Lender

By:	/s/ Michael E. O'Brien
Name: Michael E. O’Brien
Title: Vice President

LightPoint CLO 2004-1, Ltd.

LightPoint CLO III, Ltd,

LightPoint CLO IV, Ltd.

as an Investor

By:	/s/ Thomas A. Kramer
Name: Thomas A. Kramer

Title: Senior Managing Director & Chief Executive Officer

AVENUE CLO FUND, LIMITED,

as a Lender

By:	/s/ Richard D’Addario
Name: Richard D’Addario
Title: Senior Portfolio Manager

AVENUE CLO II, LIMITED,

as a Lender

By:	/s/ Richard D’Addario
Name: Richard D’Addario
Title: Senior Portfolio Manager

Acknowledged by:

MALL INTERMEDIATE HOLDING COMPANY, LLC,

a Delaware limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, LLC, as Managing Member
By: /s/ Bradley K. Serwin
Name: Bradley K. Serwin
Title: General Counsel & Secretary

LIDO INTERMEDIATE HOLDING COMPANY, LLC,

a Delaware limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, LLC, as Managing Member
		By:	/s/ Bradley K. Serwin
Name: Bradley K. Serwin
Title: General Counsel & Secretary

VENETIAN VENTURE DEVELOPMENT, LLC,

a Nevada limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, LLC, as Managing Member
		By:	/s/ Bradley K. Serwin
Name: Bradley K. Serwin
		Title:	General Counsel & Secretary

VENETIAN OPERATING COMPANY LLC,

a Nevada limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, LLC, as Managing Member
		By:	/s/ Bradley K. Serwin
Name: Bradley K. Serwin
			Title:	General Counsel & Secretary

VENETIAN MARKETING, INC.,

a Nevada corporation

By:	/s/ Bradley K. Serwin
Name: Bradley K. Serwin
Title:	Secretary

VENETIAN TRANSPORT LLC,

a Delaware limited liability company

By:	Las Vegas Sands, LLC, as Managing Member
	By:	/s/ Bradley K. Serwin
Name: Bradley K. Serwin
Title: General Counsel & Secretary

LIDO CASINO RESORT, LLC,

a Nevada limited liability company

By:Lido Intermediate Holding Company, LLC, as Managing Member

	By:	Venetian Casino Resort, LLC, as Managing Member
		By: Las Vegas Sands, LLC, as Managing Member	Member
By:	/s/ Bradley K. Serwin
Name: Bradley K. Serwin
Title: General Counsel & Secretary